                                                                   Exhibit 10.32

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
    BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

                                          280 East Grand Avenue
                                          South San Francisco, CA 94080
                                          Tel (650) 624-3000 Fax (650) 624-3010

[CYTOKINETICS LOGO]

April 10, 2003

Exelixis, Inc.
169 Harbor Way
South San Francisco, CA 94080
Attention: Pamela A. Simonton, J.D., L.L.M., Vice President, Corporate Technology Development

RE: FIRST LETTER AMENDMENT UNDER THAT CERTAIN COLLABORATION AGREEMENT BY AND BETWEEN EXELIXIS, INC. ("EXELIXIS") AND CYTOKINETICS, INC. ("CYTOKINETICS") OF EVEN DATE DECEMBER 28, 2001 (THE "AGREEMENT")

Dear Ms. Simonton:

This letter serves to amend the Agreement between Exelixis, Inc. and Cytokinetics, Inc. dated December 28, 2001 (the "Agreement") (the "Letter Amendment"). Subject to execution of this Letter Amendment, CK shall [*] described in the notice from Robert Blum to Pamela Simonton of January 16, 2003.

Now therefore, Exelixis and Cytokinetics agree, effective as of March 31, 2003 (the "Letter Amendment Effective Date"), us follows:

1. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

2. Appendix B is hereby amended in its entirety to read as attached hereto.

3. Notwithstanding Section 3.2 and Section 3.4.1, it is understood and agreed that [*] of Exelixis and [*] of Cytokinetics will establish mutually agreed upon delivery dates for Compounds for the remainder of the 2003 calendar year. Such delivery dates will be subject to periodic reviews and updates as required.

4. Section 3.4.3 is hereby amended to add the following at the end of the paragraph:

Notwithstanding the above, [*].

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                       BIN 1                           BIN 2                           BIN 3
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

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Pamela A. Simonton, J.D., L.L.M.
April 10, 2003
Page Two

5. It is understood and agreed that there will be continued [*] and [*]. Changes or additions to the [*] will be brought before the JRC for ratification.

6. In accordance with Section 3.4.3, Cytokinetics will notify Exelixis of any Plates that fail to meet the purity standards of the Quality Control Criteria described on Exhibit B within [*] following delivery thereof to Cytokinetics. In addition, it is agreed and understood that Cytokinetics will provide Exelixis with [*] for such Plates after providing such notification.

7.       Section 3.4.4 is hereby amended in its entirety to read as follows:

         3.4.4 PROGRAM COMPOUND INFORMATION. [*] the scheduled delivery date for each shipment of Plates of Compounds, Exelixis will deliver to Cytokinetics a [*] and [*] for the analytical data for such Compounds. A JRC subcommittee will meet [*] the delivery date for such Plates to discuss the library production and the analytical data. At the time of delivery of each Plate, Exelixis shall deliver to Cytokinetics all Program Compound Information substantially relating to each Compound contained on such Plate. Exelixis and Cytokinetics will diligently work to define a suitable electronic format, and subject to electronic file format compatibility, Exelixis shall make the Program Compound Information available in electronic files for batch registration as set forth in Appendix B.

All other terms of the Agreement remain the same.

Please sign below to indicate your acceptance of the revised terms set forth above and return this letter to me. A duplicate original is enclosed for your records.

If you have any questions, please do not hesitate to contact me at (650) 624-3002 or Elisabeth Schnleders at (650) 624-3083.

With regards,

Sincerely,

/s/ Robert I. Blum

Robert I. Blum
Senior Vice President, Finance and Corporate Development
Chief Financial Officer

Agreed and accepted;

EXELIXIS, INC.

/s/ [ILLEGIBLE]
--------------------------------

Name: [ILLEGIBLE]

Title: [ILLEGIBLE]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   APPENDIX B

                            QUALITY CONTROL CRITERIA

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       -2